Exhibit 99.1


                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               RMC HOLDINGS, INC.

          PURSUANT TO THE EXCHANGE OFFER DATED             , 2001

                                       BY

                                  IDACORP, INC.


--------------------------------------------------------------------------------
              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
               AT     P.M. BOISE, IDAHO TIME, ON           , 2001
 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). SHARES OF COMMON
  STOCK OF RMC HOLDINGS, INC. WHICH ARE TENDERED PURSUANT TO THE EXCHANGE OFFER
           MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

          The exchange agent for the offer is:  IDACORP, Inc.

                                                         BY OVERNIGHT, CERTIFIED
                                                         OR
     BY MAIL                       BY HAND               EXPRESS MAIL DELIVERY
-----------------           ----------------------       -----------------------

Attention:                  Attention:                   Attention:
Shareowner Services         Shareowner Services          Shareowner Services
1221 W. Idaho Street        1221 W. Idaho Street         1221 W. Idaho Street
Boise, Idaho 83702-5627     Boise, Idaho 83702-5627      Boise, Idaho 83702-5627


                            BY FACSIMILE TRANSMISSION
                  ---------------------------------------------
                                 (208) 388-6955

                           Confirmation Phone Number:
                                 (208) 388-2566

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER
OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY. YOU MUST SIGN
  THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE
                            FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used to effect the exchange of all shares of common stock, par value $.001 per share, of RMC Holdings, Inc. ("RMC") being exchanged pursuant to the exchange offer of IDACORP, Inc. ("IDACORP"), as more fully described in the prospectus accompanying this Letter of Transmittal (the "Shares"). The exchange offer, subject to the terms, conditions and limitations set forth in the prospectus, is referred to herein as the Exchange Offer. IDACORP is acting as a exchange agent (the "Exchange Agent") for the Shares. Complying with the terms of the Exchange Offer, and submitting all certificates for Shares and other documentation required by the Exchange Offer and this Letter of Transmittal is the only method by which you may participate in the Exchange Offer.

     Shareholders whose certificates evidencing Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to IDACORP on or prior to the Expiration Date, may tender their Shares according to the guaranteed delivery procedure set forth in the Exchange Offer. See Instruction 2.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

(Please fill in, if blank, exactly as name(s)              SHARES TENDERED
         appear(s) on Share Certificates)            (ATTACH ADDITIONAL LIST IF
                                                              NECESSARY)-

TOTAL NUMBER
OF SHARES
TENDERED*                   CERTIFICATE     REPRESENTED BY         NUMBER OF
                            NUMBER(S)       CERTIFICATE(S)          SHARES
-------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------


--------------------------------------------------------------------------------
*Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Exchange Agent (IDACORP) are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to IDACORP, Inc., an Idaho corporation ("IDACORP"), the above-described shares of common stock of RMC Holdings, Inc. ("RMC"), par value $.001 per share, including all rights, title and interests associated with the Shares (collectively, the "Shares"), of RMC, pursuant to IDACORP's Exchange Offer for up to 3,594,108 Shares at a price per Share equal to the Purchase Price (as defined below). "Purchase Price" means (a) $1.7242 divided by (b) the average of the high and low sales prices of IDACORP common stock, no par value per share ("IDACORP Common Stock") (as reported on the New York Stock Exchange ("NYSE") Composite Transactions reporting system as published in The Wall Street Journal or, if not published therein, in another authoritative source) on each of the twenty consecutive trading days ending with the eleventh trading day immediately preceding the scheduled Expiration Date (as set forth in the Exchange Offer)) multiplied by (c) one share of IDACORP Common Stock, without interest, upon the terms and subject to the conditions set forth
in the Exchange Offer dated               , 2001,  receipt of  which  is  hereby
acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of IDACORP all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other
securities  issued or issuable in respect  thereof on or after            , 2001
and any or all dividends thereon or distributions with respect thereto (collectively, "Distributions") and irrevocably constitutes and appoints IDACORP the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) own and hold the certificates for such Shares (and all such other Shares or securities) together with all accompanying evidences of transfer and authenticity, and (b) present such Shares (and all Distributions) for transfer on the books of the RMC and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Exchange Offer.

     The  undersigned  hereby  irrevocably  appoints        and              and
each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by IDACORP prior to the time of any vote or other action at any meeting of stockholders of the RMC (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This power of attorney and proxy is coupled with an interest and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by IDACORP in accordance with the terms of the Exchange Offer. Such acceptance for payment shall revoke, without any further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares, and no subsequent power of attorney or proxies will be given or will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned understands that IDACORP reserves the right to require that, in order for such Shares to be deemed validly tendered, immediately upon IDACORP's acceptance for payment of such Shares, IDACORP is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that when the same are accepted for payment by IDACORP, IDACORP will acquire good and marketable title and unencumbered ownership thereto, free and clear of all liens, restrictions, charges, security interests, and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by IDACORP to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned will promptly remit and transfer to IDACORP any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, IDACORP shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire Purchase Price or deduct from the Purchase Price of Shares tendered hereby, the amount or value thereof, as determined by IDACORP in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to the procedures described under "The Exchange Offer" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and IDACORP upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, IDACORP may terminate or amend the Exchange Offer or may not be required to accept for payment any of the Shares tendered herewith.

     Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing IDACORP Common Stock for the Purchase Price, issue any check for any payment for fractional shares of IDACORP Common Stock due, and/or return any Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificates representing IDACORP Common Stock for the Purchase Price, mail any check for any payment for fractional shares of IDACORP Common Stock due, and/or return any Shares certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the IDACORP Common Stock for the Purchase Price, issue any check for any payment for fractional shares of IDACORP Common Stock due, and/or return any Shares not tendered or accepted for payment in the name(s) of, and deliver said IDACORP Common Stock, deliver any check for any payment for fractional shares of IDACORP Common Stock due, and/or return certificates to, the person or persons so indicated. The undersigned recognizes that the IDACORP has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the IDACORP does not accept for payment any of such Shares.

----------------------------------       ---------------------------------------
  ------------------------                     -------------------------

  SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)            (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check         To be completed ONLY if the check
for the purchase price of Shares          for the purchase price  of  Shares
purchased or stock  certificates          purchased  or stock  certificates
for Shares not tendered  or not           for Shares not  tendered  or not
purchased  are to be issued in the        purchased are to be mailed to someone
name of someone other than the            other than the undersigned  or  to
undersigned.                              the  undersigned at an  address
                                          other than that shown below the
                                          undersigned's signature(s).

----------------------------------       ---------------------------------------
----------------------------------       ---------------------------------------

Issue check and/or certificates to:        Mail check and/or certificates to:

Name _______________________________     Name ______________________________
            (Please Print)                            (Please Print)

Address _____________________________    Address ____________________________
         Please Print)                                  (Please Print)

         ----------------------------            ----------------------------
            (Zip Code)                                    (Zip Code)

         ------------------------------
         (Taxpayer Identification No. or
         Social Security No.)
         (Complete Substitute Form W-9)

          ---------------------------------- ----------------------------------

GUARANTEE OF SIGNATURE(S)
  (SEE INSTRUCTIONS 1 AND 5)

 Name of Firm _________________________________________________

 Authorized Signature _________________________________________

 Name _________________________________________________________

 Address ______________________________________________________

 Area Code and Telephone Number _______________________________  _

 Dated _______________________________________________ , 2000

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used for all certificates which are to be exchanged under the Exchange Offer. Certificates for all physically delivered Shares, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by IDACORP at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. If Shares are forwarded separately to IDACORP, each must be accompanied by a duly executed Letter of Transmittal (or facsimile thereof).

     The method of delivery of stock certificates for Shares, the Letter of Transmittal and all other required documents is at the option and sole risk of the tending stockholder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly issued, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to IDACORP on or prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing an affidavit, as set forth in the "Exchange Offer
- Guaranteed Delivery" on page of the prospectus, and by complying with the other requirements of that section of the prospectus.

      IF SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT,
          A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL
                       MUST ACCOMPANY EACH SUCH DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tending stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. PARTIAL TENDERS. If fewer than all the shares of RMC Common Stock represented by any certificate(s) delivered to IDACORP are to be tendered, fill in the number of shares which are to be tendered in the box entitled "Total Number of Shares Tendered." In such case, a new certificate for the remainder of the shares represented by the old certificate(s) will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer. All shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to IDACORP of the authority of such person so to act must be submitted.

6. STOCK TRANSFER TAXES. [IDACORP will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Exchange Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to IDACORP pursuant to the Exchange Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.]

[EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR
TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.]

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the certificates for the Purchase Price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. SUBSTITUTE FORM W-9. Under the federal income tax laws, IDACORP will be required to backup withhold 31% of the amount of any payments made to certain stockholders pursuant to the Exchange Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide IDACORP with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If IDACORP is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy IDACORP that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from IDACORP. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require IDACORP to withhold 31% of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Exchange Offer and this Letter of Transmittal may be obtained from IDACORP at the address or telephone number set forth below.

    Shareowner Services
    IDACORP, Inc.
    1221 W. Idaho Street
    Boise, Idaho 83702-5627
    Tel: (208)-388-2566


10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify IDACORP at the address directly above. Instructions will then be given as to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

                  TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS

                               (SEE INSTRUCTION 8)

--------------------------------------------------------------------------------
                           PAYER'S NAME: IDACORP, INC.
--------------------------------------------------------------------------------
SUBSTITUTE      PART I-- PLEASE PROVIDE YOUR TAXPAYER
                IDENTIFICATION NUMBER IN THE
                BOX AT THE RIGHT AND
                CERTIFY BY SIGNING AND DATING
                BELOW.

FORM W-9

DEPARTMENT OF                                          -------------------------
THE TREASURY                                             Social Security number

INTERNAL REVENUE
SERVICE                                                             OR


                                                       ------------------------
                                                       Employer Identification

PAYER'S REQUEST                                  number
FOR TAXPAYER
IDENTIFICATION
NUMBER ("TIN")

                 ---------------------------------------------------------------
                 PART II -- For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
                 ---------------------------------------------------------------
                 PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:

                    (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be
                    issued  to  me),   and
                    (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am not longer subject to backup withholding.

                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (See also instructions in the enclosed Guidelines.)

                    Signature ______________________________ Date:

                    Name (Please Print) ___________________________________

                    ------------------------------------------------------------

NOTE: FAILURE TO COMPLETE  AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                IF YOU ARE AWAITING A TAX IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

 Signature               Date

-------------------    ---------------
--------------------------------------------------------------------------------

Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of Shares and any other required documents should be sent or delivered by each stockholder of RMC or his or her nominee to IDACORP through one of the means, and at one of its addresses set forth below:

                                                       BY OVERNIGHT, CERTIFIED
                                                       OR
   BY MAIL                     BY HAND                 EXPRESS MAIL DELIVERY
------------------         ----------------           -------------------------

Attention:                 Attention:                    Attention:
Shareowner Services        Shareowner Services           Shareowner Services
1221 W. Idaho Street       1221 W. Idaho Street          1221 W. Idaho Street
Boise, Idaho 83702-5627    Boise, Idaho 83702-5627       Boise, Idaho 83702-5627


                            BY FACSIMILE TRANSMISSION
                  ---------------------------------------------
                                 (208) 388-6955

                           Confirmation Phone Number:
                                 (208) 388-2566

     Questions and requests for assistance may be directed to the IDACORP at the address and telephone number listed below. Additional copies of the Exchange Offer, the Letter of Transmittal and other tender Exchange Offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at IDACORP's expense.

                  The Exchange Agent for the Exchange Offer is:

                               Shareowner Services
                                   IDACORP, INC.
                              1221 W. Idaho Street
                               Boise, Idaho 83702
                               Tel: (208) 388-2200